Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is made and entered into as of August 6, 2024, by and between MetAlert, Inc., a Nevada corporation (the “Debtor”), and Carl LaRue, and his permitted endorsees, transferees and assigns (collectively, the “Secured Party”).

RECITALS

A.	Concurrently herewith, Debtor and the Secured Party have entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and certain other agreements, pursuant to which the Debtor issued that certain secured convertible promissory note (the “Note”) in the principal amount of up to Three Hundred Forty-Five Thousand Dollars ($345,000.00) to the Secured Party.

B.	The Debtor now enters into this Agreement with the Secured Party as security for Debtor’s Obligations (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions.

“Collateral” means all of the collateral identified on Exhibit A hereto.

“Event of Default” has the meaning specified in Section 5 of this Agreement.

“Obligations” means and includes any and all present or future indebtedness or obligations of Debtor owing to the Secured Party under the Note.

“Secured Party Expenses” means and includes (i) all costs or expenses required to be paid by Debtor under this Agreement that are instead paid or advanced by the Secured Party.

2. Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and vice versa, to the part include the whole, “including” is not limiting, and “or” has the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement, unless otherwise specified.

3. Creation of Security Interest. In order to secure Debtor’s timely payment of the Note and timely performance of each and all of its covenants and obligations therein and under this Agreement, effective on the Partial Vesting Date, as that terms is defined in the Securities Purchase Agreement, Debtor hereby unconditionally and irrevocably grants, pledges and hypothecates to the Secured Party a continuing security interest in and to, the Collateral. Such security interest shall be a first priority security interest. Such security interest shall attach to the Collateral without further action on the part of the Secured Party or Debtor.

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4. Representations, Warranties and Agreements. Debtor represents, warrants and agrees as follows:

(a) No Other Encumbrances. Debtor has good and marketable title to the Collateral, free and clear of any liens, claims, encumbrances and rights of any kind, and has the right to sell, assign or transfer the Collateral.

(b) Security Interest/Priority. This Agreement creates a valid first priority security interest in favor of the Secured Party in the Collateral, free and clear of all liens.

(c) Location of Place(s) of Business. All places of business of Debtor, including the identification of the principal place of business of Debtor, and the address(es) at which the Collateral is (are) located, are indicated on Schedule 4(c) hereto. Debtor shall not, without at least thirty (30) days prior written notice to the Secured Party, relocate such principal place of business or the Collateral, with no relocation being permitted outside the United States in any event.

(d) Right to Inspect the Collateral. The Secured Party shall have the right, during usual business hours of the Debtor and upon reasonable advance notice, to inspect and examine the Collateral.

(e) Negative Covenants. Except for sale of the Collateral in the ordinary course of business, Debtor shall not (i) sell, lease or otherwise dispose of, relocate or transfer, any of the Collateral, (ii) allow any liens on or grant security interests in the Collateral or (iii) change Debtor’s name or add any new fictitious name without the written consent of the Secured Party.

(f) Further Information. Debtor shall promptly supply the Secured Party with such information concerning Debtor and Debtor’s business as the Secured Party may reasonably request from time-to-time hereafter, and shall within five (5) business days of obtaining knowledge thereof, notify the Secured Party of any event which constitutes an Event of Default.

(g) Solvency. Debtor is now and shall be at all times hereafter able to pay its debts (including trade debts) as they mature.

(h) Commercial Tort Claims. Debtor has no pending commercial tort claim (as a plaintiff) against any individual or entity (a “Commercial Claim”). Debtor shall promptly deliver to the Secured Party notice of any Commercial Claim that a Debtor may bring against any individual or entity, together with such information with respect thereto as the Secured Party may reasonably request. Within ten (10) days after a written request by the Secured Party, Debtor shall grant the Secured Party a security interest in any pending Commercial Claim to the extent such security interest is permitted by applicable law.

(i) Reliance by the Secured Party; Representations Cumulative. Each representation, warranty and agreement contained in this Agreement shall be conclusively presumed to have been relied on by the Secured Party regardless of any investigation made or information possessed by the Secured Party.

5. Events of Default. The occurrence of any Event of Default under the Note, after the expiration of any applicable grace or cure period, shall constitute an “Event of Default” by Debtor under this Agreement.

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6. Rights and Remedies.

(a) Rights and Remedies of the Secured Party.

(1) Upon the occurrence and during the continuance of an Event of Default, without notice of election and without demand, the Secured Party may cause any one or more of the following to occur, all of which are authorized by Debtor:

(A) The Secured Party may make such payments and do such acts as it reasonably considers necessary to protect Secured Party’s security interest in the Collateral. Debtor agrees to promptly assemble and make available the Collateral if the Secured Party so requires. Debtor authorizes the Secured Party to enter the premises where any of the Collateral is located, take and maintain possession of the Collateral, or any part thereof, and pay, purchase, contest or compromise any encumbrance, claim, right or lien which, in the reasonable opinion of the Secured Party, appears to be prior or superior to its security interest in violation of this Agreement, and to pay all reasonable expenses incurred in connection therewith.

(B) The Secured Party shall be automatically deemed to be granted a license or other appropriate right to use, without charge or representation or warranty, Debtor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, and any other property of a similar nature, as it pertains to the Collateral, in completing advertising for sale and selling any of the Collateral.

(C) The Secured Party may ship, store, finish, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Collateral.

(D) The Secured Party may sell the Collateral at either a public or private sale, or both, for cash or on terms, in such manner and at such places (including Debtor’s premises) as is commercially reasonable (it not being necessary that the Collateral be present at any such sale) for the purposes of satisfying obligations under the Note.

(E) The Secured Party shall be entitled to give notice of the disposition of the Collateral as follows: (1) the Secured Party shall give Debtor a notice in writing of the time and place of public sale or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made, (2) the notice shall be personally delivered or mailed, postage prepaid, to Debtor at least ten (10) days before the date fixed for the sale, or at least ten (10) days before the date on or after which the private sale or other disposition is to be made.

(F) The Secured Party may purchase all or any portion of the Collateral at any public sale by credit bid or other appropriate payment therefor.

(G) The Secured Party shall have the following rights and remedies regarding the appointment of a receiver: (1) the Secured Party may have a receiver appointed as a matter of right, (2) the receiver may be an employee of the Secured Party and may serve without bond, and (3) all fees of the receiver and his or her attorney shall be Secured Party Expenses, with interest at the rate specified in the Note from the date of expenditure until repaid. Debtor acknowledges and agrees that the Secured Party shall have the rights with respect to the appointment of a receiver as described herein, even if such right is not statutorily provided under applicable law.

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(H) The Secured Party, either itself or through a receiver, may collect the payments and revenues (together, “Revenue”) from the Collateral. The Secured Party may at any time, in its reasonable discretion, transfer any Collateral into its own name or that of its nominee(s) and receive the Revenue therefrom and hold the same as security for the payment of the Note.

(2) The Secured Party may deduct from the proceeds of any sale of the Collateral all Secured Party Expenses incurred in connection with the enforcement and exercise of any of the rights and remedies of the Secured Party provided for herein, irrespective of whether suit is commenced. Any deficiency which exists after disposition of the Collateral as provided herein will be paid immediately by Debtor, and any excess that exists will be returned, without interest and subject to the rights of third parties, to Debtor by the Secured Party.

(b) Rights and Remedies Cumulative. The rights and remedies of the Secured Party under this Agreement and the Note shall be cumulative. The Secured Party shall also have all other rights and remedies not inconsistent herewith as are provided under applicable law or in equity. No exercise by the Secured Party of any one right or remedy shall be deemed an election.

7. Additional Waivers. The Secured Party shall not in any way or manner be liable or responsible for (a) the safekeeping of the Collateral, (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (c) any diminution in the value thereof or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or other person whomsoever, except to the extent that such loss, damage, liability, cost or expense has resulted from the gross negligence or willful misconduct of the Secured Party or its affiliates. If the Secured Party at any time has possession of any Collateral, whether before or after an Event of Default, the Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Secured Party takes such action for that purpose as Debtor shall request or as the Secured Party, in its reasonable discretion, shall deem appropriate under the circumstances, but failure to honor any request by Debtor shall not of itself be deemed to be a failure to exercise reasonable care. The Secured Party shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Obligations.

8. Notices. All notices or demands by any party relating to this Agreement shall be made in writing as provided in the Note, and such notices shall be delivered to the addresses indicated therein. Each party shall provide written notice to the other party of any change in address.

9. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Nevada, without giving effect to conflicts of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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10. General Provisions.

(a) Effectiveness. This Agreement shall be binding and deemed effective against Debtor when executed by Debtor and the Secured Party.

(b) Successors and Assigns. This Agreement shall bind and inure to the benefit of the successors and permitted endorsees, transferees and assigns of the Secured Party. Debtor shall not assign this Agreement or any rights or obligations hereunder, and any such assignment shall be absolutely void.

(c) Section Headings. Section headings are for convenience only.

(d) Interpretation. No uncertainty or ambiguity herein shall be construed or resolved against the Secured Party or Debtor, whether under any rule of construction or otherwise. This Agreement shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties.

(e) Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(f) Entire Agreement; Amendments. This Agreement and the agreements and documents referenced herein contain the entire understanding of the parties with respect to the subject matter covered herein and supersede all prior agreements, negotiations and understandings, written or oral, with respect to such subject matter. No provision of this Agreement shall be waived or amended other than by an instrument in writing signed by Debtor and the Secured Party.

(g) Good Faith. The parties intend and agree that their respective rights, duties, powers, liabilities and obligations shall be performed, carried out, discharged and exercised reasonably and in good faith.

(h) Waiver and Consent. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver by the Secured Party of a provision of this Agreement or any other agreement between or among the parties shall not prejudice or constitute a waiver of the Secured Party’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by the Secured Party, nor any course of dealing between the Secured Party and Debtor, shall constitute a waiver of any of the Secured Party’s rights or of any of Debtor’s obligations as to any future transactions. Whenever the consent of the Secured Party is required under this Agreement, the granting of such consent by the Secured Party in any instance shall not constitute continuing consent to subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the reasonable discretion of the Secured Party.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.

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(j) Termination. On the date on which Purchaser shall have received payments from Debtor equal to $345,000, either through cash repayments, conversions of the Note and/or Royalty (as defined in the Securities Purchase Agreement) payments, (i) the Secured Party shall release and return to Debtor all of the Collateral and any and all certificates and other documentation representing or relating to the Collateral and (ii) the security interests provided for under this Agreement shall be terminated and of no further force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons on the date first written above.

DEBTOR:		SECURED PARTY:

METALERT, INC.

By:	/s/ Patrick Bertanga	/s/ Carl LaRue
	Patrick Bertagna	Carl LaRue
Chief Executive Officer

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Schedule 5(e)

Addresses of Debtor/Principal Place of Business of Debtor

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EXHIBIT A

Collateral

Identification of Collateral:

All of the right, title and interest of Debtor in and to the following property, wherever located and whether now owned by Debtor or hereafter acquired by Debtor:

1. All Gun AlertTM inventory, including, but not limited to, all Gun AlertTM inventory returned for credit, repossessed, reclaimed or otherwise reacquired by Debtor; and

2. All proceeds, including, but not limited to, insurance proceeds, products of, and accessions and annexations of the foregoing.